UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 19345

Date of Report (Date of earliest event reported): August 1, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Amendment No. 1 on Form 8-K (“Amendment No. 1”) amends Item 9.01 of the Current Report on Form 8-K filed by Camber Energy, Inc., a Nevada corporation (“Camber”) on August 1, 2023 (the “Original Report”) in which Camber reported, among other events, the consummation of the previously-announced merger (the “Merger”) of Viking Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of Camber, with and into Viking Energy Group, Inc., a Nevada corporation (“Viking”), with Viking surviving the Merger as a wholly-owned subsidiary of Camber.

This Amendment No. 1 hereby amends the subsections of Item 2.01 identified below and Item 9.01 in the Original Report to include the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2023.

The text of the Original Report is hereby incorporated by reference. This Amendment No. 1 solely amends the subsections of Item 2.01 and 9.01 identified below, and Item 2.01 and 9.01 of the Original Report otherwise remains unchanged. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at Camber or its subsidiaries subsequent to the filing date of the Original Report. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Original Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported by Camber in its Current Report on Form 8-K filed on August 1, 2023, Camber completed the Merger on August 1, 2023. Camber hereby amends the Original Report to provide the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2023 required by Item 9.01(b) of Form 8-K in connection with the Merger.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of Camber and Viking for the six months ended June 30, 2023, the unaudited pro forma combined balance sheet of Camber and Viking as of June 30, 2023, and the notes related thereto (the “Pro Forma Financial Information”) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 9.01(b). The unaudited pro forma combined balance sheet is presented as if the Merger had been completed on June 30, 2023, and the unaudited pro forma combined statement of operations is presented as if the Merger had been completed on January 1, 2023. The unaudited pro forma combined statement of operations is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the Merger occurred on the date indicated. It does not purport to project the future operating results of the combined business following the consummation of the Merger.

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(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Unaudited Pro Forma Combined Consolidated Financial Information as of and for the Six Months Ended June 30, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: September 7, 2023	By:	/s/ James Doris
	Name:	James Doris
	Title:	President & CEO

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